UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
Filed by Registrant ☑
Filed by a Party other than Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240. 14a-12
Corporate Property Associates 12 Incorporated

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☑	No fee required.

☐	Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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April 28, 2006
Notice of Annual Meeting of Shareholders
to be Held Thursday, June 8, 2006
Dear CPA®:12 Shareholder,
      On Thursday, June 8, 2006, Corporate Property Associates 12 Incorporated (“CPA®:12”) will hold its 2006 Annual Meeting of Shareholders at CPA®:12’s executive offices, 50 Rockefeller Plaza, New York, New York, 10020. The meeting will begin at 9:30 a.m.
      We are holding this annual meeting:

•	To elect four directors for one year terms expiring in 2007; and

•	To transact such other business as may properly come before the meeting.
      THE BOARD OF DIRECTORS OF CPA®:12 RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.
      Only shareholders who owned stock at the close of business on April 13, 2006 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.
      CPA®:12 mailed this Proxy Statement, proxy, and its Annual Report to shareholders on or about April 28, 2006.

By Order of the Board of Directors

Susan C. Hyde
Executive Director and Secretary
It is important that your shares be represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting. You can vote your shares by marking your votes on the enclosed proxy, signing and dating it and mailing it in the business reply envelope provided. You may also vote by telephone or on the Internet by following the instructions on the enclosed proxy. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

PROXY STATEMENT
QUESTIONS & ANSWERS
ELECTION OF DIRECTORS
NOMINATING PROCEDURES
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
BOARD MEETINGS AND DIRECTORS’ ATTENDANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS
SECURITIES OWNERSHIP BY MANAGEMENT
Director and Officer Stock Ownership
CODES OF ETHICS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER COMMUNICATIONS

CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED

PROXY STATEMENT
APRIL 28, 2006

QUESTIONS & ANSWERS
      The accompanying proxy is solicited by the Board of Directors of Corporate Property Associates 12 Incorporated, a Maryland corporation, for use at its annual meeting of shareholders (the “Annual Meeting”) to be held on June 8, 2006 at 9:30 a.m. local time, or any adjournment thereof. As used herein, “CPA®:12”, “we” and “us” refer to Corporate Property Associates 12 Incorporated.
      No director has informed us that he or she intends to oppose any action intended to be taken by CPA®:12.
Who is entitled to vote at the Annual Meeting?
Shareholders of CPA®:12 as of the close of business April 13, 2006 (the record date) are entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.
How many shares may vote?
At the close of business on the record date, April 13, 2006, CPA®:12 had 31,097,026 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.
How do I vote?
You may vote your shares either by attending the Annual Meeting or by submitting a proxy by mail or by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone and Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the Annual Meeting.
May I revoke my proxy?
Yes, you may revoke your proxy at any time before the meeting by notifying CPA®:12’s secretary in writing or submitting a new proxy in writing, or by voting in person at the Annual Meeting. The mailing address of CPA®:12 is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.
What is a “quorum”?
A “quorum” is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. Votes that are withheld as to any nominee will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
What vote is needed to approve the election of each of the nominees as director?
Each shareholder is entitled to one vote for each share of regular common stock registered in the shareholder’s name on the record date. With respect to the election of directors, each share may be voted for as many individuals as there are directors to be elected. A plurality of all the votes cast shall be sufficient to elect a director. Any other proposal must receive the affirmative vote of holders of not less than a majority of all the shares entitled to vote thereon.

How is my vote counted?
If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted FOR the nominees for director and as recommended by our Board of Directors with regard to all other matters in its discretion.
Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will determine whether or not a quorum is present. In accordance with Maryland law, abstentions are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.
How will voting on shareholder proposals be conducted?
We do not know of other matters which are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the proxy to vote your shares on those matters in accordance with their best judgment.
Who will pay the cost for this proxy solicitation and how much will it cost?
CPA®:12 will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our advisor and affiliate, Carey Asset Management Corp. and/or its affiliates (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $20,000, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing. We expect the total cost of this proxy solicitation, assuming an outside solicitation firm is not needed, to be approximately $52,000.
When are shareholder proposals for the 2007 Annual Meeting due?
We must receive any proposal which a shareholder intends to present at CPA®:12’s 2007 Annual Meeting no later than December 15, 2006 in order to be included in CPA®:12’s Proxy Statement and form of proxy relating to the 2007 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All shareholder proposals to be presented in connection with 2007 Annual Meeting of shareholders, other than proposals submitted pursuant to Rule 14a-8 of the Exchange Act, must be received by CPA®:12’s secretary not fewer than 120 days before the scheduled date of the 2007 Annual Meeting. In addition, any shareholder wishing to nominate a director at the 2007 Annual Meeting must provide timely written notice of such nomination, to CPA®:12’s secretary, as set forth in our bylaws. A shareholder’s notice shall be timely if it is delivered to, or mailed and received, at the principal office of CPA®:12 not less than 30 days nor more than 60 days prior to the 2007 Annual Meeting; provided however that if fewer than 40 days’ notice or prior public disclosure of the date of the annual meeting is given or made to the shareholder, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the 2007 Annual Meeting was mailed or such public disclosure was made. Thus, if the 2007 Annual Meeting were to occur on June 12, 2007, then shareholder proposals must be received by February 12, 2007 and any shareholder’s notice of a director nomination must be received not earlier than April 13, 2007, nor later than May 13, 2007.

      We will provide shareholders, without charge, a copy of CPA®:12’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005, including the financial statements and schedules attached thereto, upon written request to Ms. Susan C. Hyde, Director of Investor Relations, Corporate Property Associates 12 Incorporated, 50 Rockefeller Plaza, New York, New York 10020.
ELECTION OF DIRECTORS
      At the Annual Meeting, you and the other shareholders will elect four directors, each to hold office until the next Annual Meeting of shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the Board of Directors.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.
NOMINATING PROCEDURES
      CPA®:12’s Board of Directors has not designated a separate nominating committee. The Board of Directors does not believe that a separate nominating committee is necessary because the full Board of Directors develops and reviews background information for all candidates for the Board of Directors, including those recommended by shareholders. Pursuant to CPA®:12’s bylaws, the independent directors act together to evaluate and nominate other independent directors. If there are no independent directors at that time, then independent directors shall be nominated by the full Board. Affiliated directors (those who are officers or are not otherwise considered independent) similarly act together to evaluate and nominate other affiliated directors. If there are no affiliated directors, then affiliated directors may be nominated by the full Board.
      Any shareholders entitled to vote at any regular or special meeting of shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the proxy statement and proxy card for the shareholder meeting at which his or her election is recommended.
      Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. The process followed by the Board to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2005. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Board will apply the criteria which are set forth in our Corporate Governance Guidelines and our bylaws. These criteria include the candidate’s integrity, business acumen, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
      Any shareholder proposal relating to the nomination of a director at an annual meeting submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy must be received by CPA®:12 not later than 120 days prior to the anniversary of the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting.

      All shareholder proposals relating to the nomination of a director, other than those submitted pursuant to Rule 14a-8 of the Exchange Act, must be received by CPA®:12’s secretary not fewer than 120 days before the scheduled date of the annual meeting. In addition, shareholders may nominate individuals for election to the Board by complying with the notice procedures described in section 4.3(b) of CPA®:12’s bylaws. The bylaws state that nominations shall be made pursuant to a timely notice in writing to the Secretary of CPA®:12 at the address set forth below under “Shareholder Communications.” To be timely, a shareholder’s notice must be received by CPA®:12 not fewer than 30 days or more than 60 days prior to the meeting at which the proposed nominee is to be elected. If CPA®:12 gives shareholders fewer than 40 days’ notice of the date of the meeting, then a shareholder’s notice will be considered timely if it is received by the close of business on the 10th day following the day on which the notice of the date of that meeting was given.
      The nominating shareholder’s notice must set forth, as to each person whom the shareholder proposes to nominate for election or re-election as a director,

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the number of shares of CPA®:12 stock which are beneficially owned by the person; and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies of re-election of directors pursuant to Rule 14(a) of the Exchange Act.
      Also, the shareholder giving notice must provide the name and record address of the shareholder and the number of shares which are beneficially owned by the shareholder.
      The Board may require any proposed nominee to furnish such other information as may reasonably be required by CPA®:12 or the Board to determine the eligibility of such proposed nominee to serve as a director. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of shareholders held for purposes of voting on the proposed nominee’s election shall, if the facts warrant, determine and declare to the shareholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded.
NOMINEES FOR THE BOARD OF DIRECTORS
      The nominees, their ages, the year of election of each to the Board of Directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CPA®:12 are as follows:
Wm. Polk Carey
Age: 75
Director Since: 1993
      Mr. Carey serves as Chairman of the Board of Directors. Mr. Carey has served as a director of Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) since 2003, of Corporate Property Associates 15 Incorporated (“CPA®:15”) since 2001, of Corporate Property Associates 14 Incorporated (“CPA®:14”) since 1997 and of W. P. Carey & Co. LLC since 1997. Mr. Carey was also Co-Chief Executive Officer of each of such companies, as well as CPA®:12, from 2002 through March 2005. He has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and head of Real Estate and Private Placements, Director of Corporate Finance and Vice Chairman of the Investment Banking Board of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania’s Wharton School, Mr. Carey also received a Sc. D. honoris causa from Arizona State University and is a Trustee of The Johns Hopkins University and other educational and philanthropic institutions. He serves as Chairman of the Penn Institute for Economic Research (PIER). In

the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School. He also serves as Chairman of the Board of W. P. Carey & Co. LLC, CPA®:12’s advisor, and Carey Asset Management Corp.
Gordon F. DuGan
Age: 39
Director Since: 2005
      Mr. DuGan, Chief Executive Officer, was appointed to the Board of Directors in February of 2005. Mr. DuGan also serves as a director, President and CEO of W. P. Carey & Co. LLC, CPA®:12’s advisor, and Carey Asset Management Corp. Mr. DuGan joined W. P. Carey & Co. as Assistant to the Chairman in 1988. From October 1995 until February 1997 he was chief financial officer of a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey & Co. as Deputy Head of Investment in February 1997, and was elected Co-CEO in 2002 and CEO in 2005. Mr. DuGan serves as CEO of CPA®:14 and was a director of CPA®:14 until April 2006. He is a director and CEO of CPA®:15 and CPA®:16 – Global and serves as Trustee of the W. P. Carey Foundation. He also serves on the Board of the National Association of Real Estate Investment Trusts (NAREIT), the New York Pops and the Hewitt School and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.
Elizabeth P. Munson*
Age: 49
Director Since: 2002
      Ms. Munson is the President of The Rockefeller Trust Company (New York) and The Rockefeller Trust Company (Delaware), joining those companies in June 2001. Ms. Munson is also a Managing Director of, and head of Wealth Management Services for, Rockefeller & Co. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983. Ms. Munson serves on the Board of Advisors of the Wildlife Conservation Society, Bronx, New York, is a member of the Board of Managers, Vice President and Secretary of Episcopal Social Services, New York, New York, is a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York and is a member of the Board of Trustees and Secretary of Friends of WWB/ USA Inc., New York, New York. Ms. Munson is also an independent director and a member of the Audit Committee of CPA®:15 since 2002 and CPA®:16 – Global since 2003.
James D. Price*
Age: 67
Director Since: 2005
      Mr. Price was appointed to the Board of Directors in September 2005, at which time he was also appointed to the Board CPA®:16 – Global. Mr. Price serves as an independent director on the Audit Committee of the Board of Directors. Mr. Price served as an independent director of CPA®: 14 from September 2005 until April 2006 and is currently a nominee to CPA®:15’s Board of Directors. Mr. Price has over 37 years of real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. He is the President of Price & Marshall, Inc., a corporate equipment and real estate financing boutique which he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc, where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982.

*	Independent Director
      In light of his nomination for election as a director of W. P. Carey & Co. LLC, Charles E. Parente is not standing for re-election as an independent director of CPA®:12 and his term will expire at the Annual

Meeting. CPA®:12’s bylaws provide that at least a majority of the directors must be independent, except for the 90 day period following the death, removal or resignation of an independent director. Within this 90 day period, the Company will either appoint an additional independent director to the Board, or alternatively, a non-independent director will resign from the Board.
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Benjamin P. Harris
Age: 31
      Mr. Harris has served as our President since April 2004. He joined W. P. Carey & Co. in June 1998 as an analyst in W. P. Carey’s Finance Department and moved to the Investment Department in 1999. In 2001 he was elected Vice President. He became Director and First Vice President in 2002 and Executive Director in 2003. In September 2005 he became Director of the Investment Department. Mr. Harris earned B.S. degrees in Economics and Finance from the University of Kings College and Dalhousie University. Mr. Harris is a Young Patron of the Philharmonic and a member of the Student Sponsorship Partnership. He is also a Member of the Alternative Investment Committee of the New York Society of Securities Analysts.
Mark J. DeCesaris
Age: 46
      Mr. DeCesaris became Acting Chief Financial Officer, Chief Administrative Officer and Managing Director of CPA®:12 in November 2005. He also serves as Acting Chief Financial Officer, Chief Administrative Officer and Managing Director for W. P. Carey & Co., LLC, CPA®:14, CPA®:15 and CPA®:16 – Global. Mr. DeCesaris had been a consultant to W. P. Carey & Co. LLC’s finance department since May 2005. Prior to joining W. P. Carey & Co. LLC, from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the NYSE, where his responsibilities included overseeing the integration of acquisitions and developing and implementing a shared service organization to reduce annual operating costs. From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, PA and earned his CPA license in 1983. Mr. DeCesaris graduated from Kings College with a B.S. in Accounting and a B.S. in Information Technology. He also serves a member of the Board of Trustees of Kings College.
Thomas E. Zacharias
Age: 52
      Mr. Zacharias, Chief Operating Officer, joined W. P. Carey & Co. LLC in April 2002. He currently serves as Managing Director and Chief Operating Officer of W. P. Carey & Co. LLC, CPA®:12, CPA®:14 and CPA®:15, and as President of CPA®:16 – Global. Prior to joining W. P. Carey & Co., Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise capitalized for the development of internet data centers. Prior to joining MetroNexus in October 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998, Mr. Zacharias was a senior officer at Corporate Property Investors which at the time of its merger into Simon Property Group in 1998, was the largest private equity REIT. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976, and a Masters in Business Administration from Yale School of Management in 1979. He is a member of the Urban Land Institute, International Council of Shopping Centers and NAREIT, and currently serves as a Trustee of Groton School in Groton, Massachusetts. Mr. Zacharias previously served as an independent director of CPA®:12 from 1997 to 2000, CPA®:14 from 1997 to 2001 and CPA®:15 in 2001.

AUDIT COMMITTEE MATTERS
Audit Committee
      Our Board of Directors has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee meets on a regular basis at least quarterly and throughout the year as necessary. The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, the compliance with legal and regulatory requirements and independence qualifications and performance of our internal audit function and independent auditors, all in accordance with the Audit Committee charter. The directors who serve on the Audit Committee are all “independent” as defined in our bylaws and in the New York Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission. The Audit Committee is currently comprised of Charles E. Parente (Chairman), Elizabeth P. Munson and James D. Price. Our Board of Directors has determined that Charles E. Parente, an independent director and member of the Audit Committee, is a “financial expert” as defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended. Mr. Price is expected to be designated as a member of the Audit Committee and qualified as a financial expert subsequent to the Annual Meeting. Our Board of Directors has adopted a formal written charter for the Audit Committee, which is available on the Company’s website (www.cpa12.com) in the “Corporate Governance” section.
REPORT OF THE AUDIT COMMITTEE
      The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company incorporates it by specific reference.
      The Audit Committee reports as follows with respect to the audit of CPA®:12’s fiscal 2005 audited financial statements.
      The Committee held four regularly scheduled quarterly meetings during 2005, and also met eight additional times.
      The Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with the management of CPA®:12.
      The Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors’ independence from CPA®:12 and its affiliates and, based on review and discussions of CPA®:12’s audited financial statements with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Charles E. Parente, Chairman
Elizabeth P. Munson
James D. Price

Fees Billed By PricewaterhouseCoopers LLP During Fiscal Years 2005 and 2004
      The following table sets forth the approximate aggregate fees billed to CPA®:12 during fiscal years 2005 and 2004 by PricewaterhouseCoopers LLP:

	2005	2004

Audit Fees(1)	$100,000	$118,000
Audit Related Fees(2)	—	29,000
Tax Fees(3)	129,300	136,000
All Other Fees(4)	—	—

Total Fees	$229,300	$283,000

(1)	Audit Fees: This category consists of fees for professional services rendered for the audit of CPA®:12’s fiscal 2005 and 2004 financial statements and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2005 and 2004, and other audit services. It also consists of fees for professional services rendered for the audit of management’s report of internal controls over financial reporting included in the 2004 Annual Report on Form 10-K (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002).

(2)	Audit Related Fees: This category consists of audit related services performed by PricewaterhouseCoopers LLP and primarily includes services related to the Section 404 internal control readiness assistance and accounting consultations in connection with transactions. No fees were billed for audit related services rendered by PricewaterhouseCoopers LLP for the year ended 2005.

(3)	Tax Fees: This category consists of fees billed to CPA®:12 by PricewaterhouseCoopers LLP for tax compliance and consultation services.

(4)	All Other Fees: No fees were billed for other services rendered by PricewaterhouseCoopers LLP for the years ended 2005 and 2004.
Pre-Approval By Audit Committee
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For fiscal year 2005, pre-approved non-audit services included all of those services described above for “Audit Related Fees” and “Tax Fees.”
BOARD MEETINGS AND DIRECTORS’ ATTENDANCE
      During 2005, the Board held four meetings and the Audit Committee held twelve meetings. No director who was an incumbent during 2005 attended fewer than 75% of the total number of meetings of the Board and of the Audit Committee (if he or she was a member of the Audit Committee) held in 2005 during his or her term as a director. The Board of Directors of CPA®:12 does not have a standing nominating or compensation committee. One of our directors attended our 2005 Annual Meeting.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
      CPA®:12 has no employees. Day-to-day management functions are performed by W. P. Carey & Co. LLC or its affiliates. During 2005, CPA®:12 paid no compensation to any of its executive officers. We have not paid, and do not intend to pay, any annual compensation to our executive officers for their services as officers; however we reimburse our advisor for the services of its personnel, including those who serve as officers of CPA®:12 pursuant to the advisory agreement. Please see the section titled “Certain Transactions” for a description of the contractual arrangements between the CPA®:12 and W. P. Carey & Co. LLC and its affiliates.
      CPA®:12 pays its directors who are not its officers $18,000 per year for their services as directors. In addition, the Chairman of the Audit Committee receives $6,000 per year. During 2005, the directors as a group received fees of $58,000. Wm. Polk Carey and Gordon F. DuGan did not receive compensation for serving as directors.
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      Securities and Exchange Commission regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the board of directors (or a report of the full board of directors in the absence of a compensation committee). As noted above, CPA®:12 has no employees, pays no compensation and does not have a standing compensation committee. As a result, the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. Pursuant to the advisory agreement, CPA®:12 reimburses an affiliate of W. P. Carey & Co. LLC for CPA®:12’s proportional share of the cost incurred by affiliates of W. P. Carey & Co. LLC in paying Gordon F. DuGan and Wm. Polk Carey, in connection with their services on behalf of the Company, other than as directors. Please see the section titled “Certain Transactions” for additional details regarding reimbursements to W. P. Carey & Co. LLC and its affiliates.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      As noted above, CPA®:12’s Board of Directors has not appointed a compensation committee. None of the members of the CPA®:12 Board are involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K or as a former officer or employee of CPA®:12.
SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS
      As of April 13, 2006, the record date, the number of common shares beneficially owned by each person known by us to own in excess of 5% of the outstanding common shares, and the percentage such shares represent of the total outstanding common shares is listed below. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated.

	Shares of Common Stock	Percentage of
Name	Beneficially Owned	Outstanding Shares

Midwest Medical Insurance Company	2,100,162	6.75%
7650 Edinborough Way Minneapolis, MN 55435

SECURITIES OWNERSHIP BY MANAGEMENT
      “Beneficial Ownership” as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person.
      The following table shows how many shares of CPA®:12’s common stock the directors and executive officers owned as of April 13, 2006, the record date. Wm. Polk Carey owned 8.12% of the common stock. No other director or executive officer beneficially owned more than 1% of the common stock. The directors and executive officers as a group (including any current executive officers not named in the table) owned 8.32% of the common stock. The business address of the directors and officers listed below is the address of our principal executive office, 50 Rockefeller Plaza, New York, NY 10020.
Director and Officer Stock Ownership

	Shares of Common Stock
Name	Beneficially Owned

Wm. Polk Carey	2,525,212	(1)
Elizabeth P. Munson	826
Charles E. Parente	10,941
James D. Price	1,015
Gordon F. DuGan	47,433

Directors & Executive Officers as a Group (8 persons)	2,586,427

(1)	Includes 578,259 shares owned by Carey Property Advisors L.P., 831 shares owned by W. P. Carey & Co., Inc., 17,500 shares owned by the W. P. Carey Foundation, 1,875,657 shares owned by W. P. Carey & Co. LLC, 48,577 shares owned by W. P. Carey International LLC and 4,388 shares directly owned by Mr. Carey. The inclusion of these shares in the table above is not to be construed as a representation that Mr. Carey beneficially owns such shares, with the exception of the 4,388 shares that are owned directly by Mr. Carey.
CODES OF ETHICS
      CPA®:12’s Board of Directors has adopted a Code of Ethics which sets forth the standards of business conduct and ethics applicable to all of our employees, including our principal executive officers and directors. The Board of Directors has also adopted a Code of Ethics for Chief Executive Officers and Senior Financial Officers, which contains additional standards for senior officers. Both of these codes are available on the Company’s website (www.cpa12.com) in the “Corporate Governance” section. We also intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our Chief Executive Officer, principal financial officer and principal accounting officer) at this location on the website.
CERTAIN TRANSACTIONS
      Wm. Polk Carey is the Chairman of CPA®:12’s Board of Directors. During 2005, CPA®:12 retained its advisor, W. P. Carey & Co. LLC, to provide advisory services in connection with providing day-to-day management services to CPA®:12. Wm. Polk Carey is Chairman of the Board of W. P. Carey & Co. LLC, a Delaware limited liability company, and the beneficial owner of over 10% of its equity securities. For the services provided to CPA®:12, the advisor earns an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CPA®:12. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2005, the asset management and performance fees earned by the advisor totaled $7,587,852, all of which was paid in restricted shares of CPA®:12. During 2005, CPA®:12 paid $1,419,770 to the advisor in respect of previously subordinated and deferred fees due to the advisor in connection with prior property acquisitions, plus interest thereon.

      Because CPA®:12 does not have its own employees, the advisor employs, directly and through its affiliates, Carey Asset Management Corp. and Carey Management Services, Inc., officers and other personnel to provide services to CPA®:12. During 2005, $1,155,408 was paid to the advisor or its affiliates by CPA®:12 to cover such personnel expenses, which amount includes both cash compensation and employee benefits. In addition, pursuant to a cost-sharing arrangement among the CPA® REITs, the advisor, and other affiliates of the advisor, CPA®:12 pays its proportionate share, based on adjusted revenues, of office rental expenses and of certain other overhead expenses. Under this arrangement, CPA®:12’s share of office rental expenses for 2005 was $325,190.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Based solely on a review of the copies of the forms received and written representations, CPA®:12 believes that during fiscal year 2005, its officers and directors complied with the beneficial ownership reporting requirements of Section 16(a) of the Securities Exchange Act.
INDEPENDENT PUBLIC ACCOUNTANTS
      From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm, and we have selected PricewaterhouseCoopers LLP as auditors for 2006. PricewaterhouseCoopers LLP also serves as auditors for our affiliates, W. P. Carey & Co. LLC, CPA®:14, CPA®:15 and CPA®:16 – Global.
      A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders.
SHAREHOLDER COMMUNICATIONS
      The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Director of Investor Relations, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the directors as she considers appropriate. This monitoring process has been approved by our independent directors.
      Shareholders who wish to send communications on any topic to the Board should address such communications in care of Ms. Susan C. Hyde, Director of Investor Relations, at W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, NY 10020.

REVOCABLE PROXY
CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 8, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           The undersigned shareholder of Corporate Property Associates 12 Incorporated appoints Thomas E. Zacharias and Mark J. DeCesaris and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in Corporate Property Associates 12 Incorporated at the Annual Meeting of shareholders to be held on June 8, 2006 and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting, upon the following matters:
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
ê            FOLD AND DETACH HERE            ê
CORPORATE PROPERTY ASSOCIATES 12 -- ANNUAL MEETING, JUNE 8, 2006
YOUR VOTE IS IMPORTANT!
You can vote in one of three ways:
1.	Call toll free 1-888-514-4649 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
2.	Via the Internet at www.proxyvoting.com/wpc and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE VOTE

The Board of Directors recommends a vote “FOR” all nominees.

Please mark your votes as indicated in this example	☒

			With	For All
		For	Hold	Except
1.	Election of Directors for the One-Year Term Expiring in 2007:	☐	☐	☐	2.	Such other matters as may properly come before the meeting at the discretion of the proxy holders.

(01)	William P. Carey	(02)	James D. Price
(03)	Gordon F. DuGan	(04)	Elizabeth P. Munson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above Co-holder (if any) sign above

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE NOMINATED DIRECTORS, AND (2) FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.
SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

*** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

é FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL é
Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Please have this card handy when you call. You will need it in front of you in order to complete the voting process.
VOTE BY PHONE: You will be asked to enter the CONTROL NUMBER (look below at right).

OPTION A:	To vote as the Board of Directors recommends on the proposal, press 1. Your vote will be confirmed.

OPTION B:	If you choose to vote on the proposal on your own, press 2. You will hear these instructions:
To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2.
To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 3 and listen to the instructions.
VOTE BY INTERNET:   The web address is WWW.PROXYVOTING.COM/WPC
                                                  You will be asked to enter the CONTROL NUMBER (look below at right).
If you vote by telephone or internet, DO NOT mail back your proxy card.
Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.
THANK YOU FOR VOTING

FOR TELEPHONE/
Call * * * Toll Free * * * On a Touch Tone Telephone	INTERNET VOTING:
1-888-514-4649 – ANYTIME	CONTROL NUMBER
There is NO CHARGE to you for this call
TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-June 8, 2006